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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 13, 2002


                      RAWLINGS SPORTING GOODS COMPANY, INC.
                                on behalf of the
               RAWLINGS SPORTING GOODS COMPANY, INC. SAVINGS PLAN
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             (Exact name of Registrant as specified in its charter)



          Delaware                       0-24450                43-1674348
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                      Identification No.)



          1859 Intertech Drive, Fenton, Missouri            63026
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        (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code        (314) 349-5000
                                                   -----------------------------




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ITEM 5.  OTHER EVENTS.

         Effective June 13, 2002, Rawlings Sporting Goods Company, Inc. ("Rawlings") as administrator of the Rawlings Sporting Goods Company, Inc. Savings Plan (the "Plan") dismissed Arthur Andersen LLP ("Andersen") as the Plan's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the principal accountant to audit the Plan's financial statements for the year ending December 31, 2001. Andersen audited the Plan's financial statements for the year 2000.

         In connection with its audit for the year 2000, and during the subsequent interim period preceding the engagement of KPMG, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Andersen's report on the financial statements for the year 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the last two years, and during the subsequent interim period preceding the engagement of KPMG, Andersen did not advise, and has not indicated to Rawlings that it had reason to advise, Rawlings of any reportable event, as defined in Item 304(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended. Rawlings requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Form 8-K. A copy of the letter from Andersen dated July 1, 2002, stating its agreement with the foregoing disclosures is filed as
Exhibit 16 to this Form 8-K.

         During the last year, and during the subsequent interim period preceding the engagement of KPMG, Rawlings had not consulted KPMG regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements or any other matter that would be required to be reported in this Current Report on Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None

         (b)      Pro Forma Financial Information:   None

         (c)      Exhibits:

                  16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   RAWLINGS SPORTING GOODS
                                   COMPANY, INC. SAVINGS PLAN

                                   By: Rawlings Sporting Goods Company, Inc.
                                       Plan Administrator


Date:  July 1, 2002                    By:  /s/ Steven M. Walden
                                           -----------------------------------
                                       Name:    Steven M. Walden
                                             ---------------------------------
                                       Title:   Treasurer
                                                ------------------------------

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                                 EXHIBIT INDEX

16.      Letter from Arthur Andersen LLP to the Securities and Exchange
         Commission









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